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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 12, 1996

                                   HPSC, Inc.
                                   ----------

             (Exact name of registrant as specified in its charter)

Delaware                          0-11618                04-256004
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(State or other jurisdiction      (Commission            (IRS Employer
of incorporation)                 File Number)           Identification No.)


60 State Street, Boston, MA                                   02109
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (617) 720-3600
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Item 4.  Changes in Registrant's Certifying Accountant.
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      Coopers & Lybrand L.L.P. ("Coopers & Lybrand") resigned as independent auditors for HPSC, Inc. (the "Registrant") on June 12, 1996.

      None of the reports of Coopers & Lybrand on the financial statements of the Registrant for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and the subsequent interim period preceding the resignation of Coopers & Lybrand, there were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of the disagreement in connection with its report. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Registrant during the Registrant's two most recent fiscal years and the subsequent interim period preceding the resignation of Coopers & Lybrand.

      On June 19, 1996, the Registrant engaged Deloitte & Touche LLP as its independent auditors.

Item 7.  Financial Statements and Exhibits.
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16.   Letter of Coopers & Lybrand dated June 17, 1996 to the Securities and
Exchange Commission.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HPSC, Inc.
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                                          Registrant


DATED:   June 19, 1996                    By:/s/ John W. Everets
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                                             John W. Everets
                                             Chairman and Chief
                                             Executive Officer